Exhibit 10.2

AMENDMENT TO THE SPONSOR SUPPORT AGREEMENT

This Amendment to the Sponsor Support Agreement (this “Amendment”) is dated as of November 14, 2021, by and among LJ10 LLC, a Delaware limited liability company (the “Sponsor Holdco”), Thimble Point Acquisition Corp., a Delaware corporation (“THMA”), and Pear Therapeutics, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

RECITALS

WHEREAS, the parties hereto entered into that certain Sponsor Support Agreement, dated June 21, 2021 (the “Sponsor Support Agreement”)

WHEREAS, in connection with the waiver of certain conditions under the Business Combination Agreement and the second amendment to the Forward Purchase Agreement, the parties hereto wish to amend certain provisions of the Sponsor Support Agreement.

WHEREAS, Section 4.6 of the Sponsor Support Agreement provides that the Sponsor Support Agreement may be amended by the execution and delivery of a written agreement executed by THMA, the Company and the Sponsor Holdco.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained therein and herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Amendments to the Sponsor Support Agreement.

a.	Section 1.2 of the Sponsor Support Agreement is hereby amended restated in its entirety as follows:

i.

“Section 1.2 No Transfer. During the period commencing on the date hereof and ending on the earlier of (a) the Effective Time and (b) such date and time as the Business Combination Agreement shall be terminated in accordance with Section 8.1 thereof (the earlier of clauses (a) and (b) herein, the “Expiration Time”), each Sponsor shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Registration Statement / Proxy Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any THMA Shares or THMA Warrants owned by such Sponsor,

(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of THMA Shares or THMA Warrants owned by such Sponsor (clauses (i) and (ii) collectively, a “Transfer”) or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); provided, however, that the foregoing shall not prohibit Transfers between such Sponsor (x) and any Affiliate of such Sponsor or Transfers among Sponsors and their respective Affiliates, so long as, prior to and as a condition to the effectiveness of any such Transfer to an Affiliate, such Affiliate executes and delivers to THMA a joinder to this Sponsor Agreement in the form attached hereto as Annex A and (y) any PIPE investor to implement the transactions contemplated by the Additional PIPE Financing (as defined in the Forward Purchase Agreement).”

b.	Article III of the Sponsor Support Agreement is hereby deleted in its entirety.

2.

Continued Validity of Sponsor Support Agreement. Except as specifically amended hereby, the Sponsor Support Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

3.	Miscellaneous. Article IV of the Sponsor Support Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Sponsor Holdco, THMA, and the Company have each caused this Sponsor Agreement to be duly executed as of the date first written above.

SPONSORS:

LJ10 LLC

By:	/s/ Elon S. Boms
Name:	Elon S. Boms
Title:	Manager

[Signature Page to Amendment to Sponsor Support Agreement]

THMA:

THIMBLE POINT ACQUISITION CORP.

By:	/s/ Elon S. Boms
Name:	Elon S. Boms
Title:	Chief Executive Officer

[Signature Page to Amendment to Sponsor Support Agreement]

COMPANY:

PEAR THERAPEUTICS, INC.

By:	/s/ Ronan O’Brien
Name: Ronan O’Brien
Title: General Counsel & Secretary

[Signature Page to Amendment to Sponsor Support Agreement]